Regency Energy Partners LP
RBC Capital Markets MLP Conference
November 15, 2012







Forward-Looking Statements and Other Disclaimers

This presentation includes "forward-looking" statements. Forward-looking statements are identified as any statement that does not relate strictly to historical or current facts. Statements using words such as "anticipate," "believe," "intend," "project," "plan," "expect," "continue," "estimate," "goal," "forecast," "may" or similar expressions help identify forward-looking statements. Although we believe our forward-looking statements are based on reasonable assumptions and current expectations and projections about future events, we cannot give any assurance that such expectations will prove to be correct. Forward-looking statements are subject to a variety of risks, uncertainties and assumptions. Additional risks include: volatility in the price of oil, natural gas, and natural gas liquids, declines in the credit markets and the availability of credit for Regency Energy Partners LP (Partnership) as well as for producers connected to the Partnership's system and its customers, the level of creditworthiness of, and performance by the Partnership's counterparties and customers, the Partnership's ability to access capital to fund organic growth projects and acquisitions, and the Partnership's ability to obtain debt and equity financing on satisfactory terms, the Partnership's use of derivative financial instruments to hedge commodity and interest rate risks, the amount of collateral required to be posted from time-to-time in the Partnership's transactions, changes in commodity prices, interest rates, and demand for the Partnership's services, changes in laws and regulations impacting the midstream sector of the natural gas industry, weather and other natural phenomena, industry changes including the impact of consolidations and changes in competition, the Partnership's ability to obtain required approvals for construction or modernization of the Partnership's facilities and the timing of production from such facilities, and the effect of accounting pronouncements issued periodically by accounting standard setting boards. Therefore, actual results and outcomes may differ materially from those expressed in such forward-looking statements.

These and other risks, and uncertainties are discussed in more detail in filings made by the Partnership with the Securities and Exchange Commission, which are available to the public. The Partnership undertakes no obligation to update publicly or to revise any forward-looking statements, whether as a result of new information, future events or otherwise.

We also use non-GAAP financial measures in this presentation. Reconciliations of these non-GAAP financial measures to our GAAP financial statements are included in the Appendix. These non-GAAP measures should not be considered as a substitute for GAAP financial measures.

Key Investment Highlights

- Integrated midstream portfolio with high percentage of fee-based margins
- High-quality asset base strategically located in critical supply basins
- Significant organic growth platform driven by liquids and oil-rich shale plays
- Strong balance sheet provides financial flexibility to pursue strategic growth and acquisition opportunities
- Experienced management team and general partner focused on growth

Expansive project portfolio provides strong visibility for continued growth

Integrated Midstream Platform

- Regency's diverse portfolio of services generates solid results while offering complete midstream services to producers


Natural Gas Services
Natural Gas Production
Contract Services
Gathering & Dehydration
Processing & Treating
Residue Gas
Raw NGL Mix
Natural Gas Transportation
Utilities
Residential
Industrial
NGL Logistics
NGL Transportation
NGL Fractionation
Ethane
Propane
Butanes
Pentanes+
NGL Storage & Distribution
Chemical Plants
Refineries
Propane Distributors
Marketing

Year-to-Date Performance

Adjusted EBITDA



$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
$327
$225
$422
$307
$364
2010
2011
Nine Months Ended Sept. 30, 2012
Nine Months Ended Sept. 30th
Full-Year Ended Dec. 31st

Cash Available for Distribution



$300
$250
$200
$150
$100
$50
$0
$233
$165
$285
$203
$242
2010
2011
Nine Months Ended Sept. 30, 2012
Nine Months Ended Sept. 30th
Full-Year Ended Dec. 31st

Highlights by Segment

Gathering and Processing	Adjusted segment margin increased 20% to $203 million in the nine months ended September 30, 2012, compared to $170 million for the nine months ended September 30, 2011
Joint Ventures[1]	Adjusted EBITDA was $171 million for the nine months ended September 30, 2012, compared to $156 million for the nine months ended September 30, 2011
Contract Compression	Revenue generating horsepower, including intersegment horsepower was 873,000 as of September 30, 2012 compared to 836,000 as of September 30, 2011
Contract Treating	Revenue generating GPM increased to 3,910 as of September 30, 2012, compared to 3,468 as of September 30, 2011

1 Represents Regency's proportionate share of Haynesville Joint Venture (49.99%), MEP Joint Venture (50%) and Lone Star Joint Venture (30%)

Significant Organic Growth Opportunities

➢ Diversified asset portfolio is generating the strongest organic growth opportunities since our IPO

Mississippian Shale

- Assets positioned in stable, mature play with potential for growth as activity stretches toward system

Avalon/Bone Spring/Permian

- Given strong activity around assets, expect to expand processing capacity in 2013

Eagle Ford Shale

- Close to filling existing processing capacity and looking at expansion opportunities for 2013


Mississippian Shale
Missouri
Arkansas
Cotton Valley/Haynesville/ Brown Dense
Texas
Louisiana
Permian/Avalon/ Bone Spring
Eagle Ford Shale

Cotton Valley/Brown Dense

- Currently expanding due to additional Cotton Valley volumes and pursing opportunities in the emerging Brown Dense area

NGL Logistics

- Growth projects will help address high demand for NGL transportation and processing

Currently constructing over 200 MMcf/d of processing capacity and up to 150 MMcf/d of treating capacity that is expected to come online in 2013

Announced Growth Projects

- The majority of Regency's $1 billion of announced expansion projects is expected to come online in 2013; generating additional earnings and volume growth

Project	RGP Growth Capital ($ in millions)	Contract Type	Estimated Completion Date
Ranch JV Processing Facility[1]	$33	Fee-based 10-year terms	Refrigeration Plant – Operational as of June 2012 Cryogenic Processing Plant – Q4 2012
Edwards Lime JV Gathering System Expansion[2]	$90	Fee-based with reservation fees	Q4 2012
Lone Star Gateway NGL Pipeline[3]	$275	Fee-based 15-year terms	Q4 2012
Lone Star Fractionator 1[3]	$118	Fee-based 10-year terms	Q4 2012
Tilden Treating Plant Expansion	$40	Fee-based	Q2 2013
Dubach Expansion	$75	Fee-based with acreage dedication	Q2 2013
Lone Star Fractionator 2[3]	$105	Fee-based 10-year terms	Q4 2013
Eagle Ford Expansion	$490	Fee-based 20-year terms	Ongoing; Final Completion Early 2014
Total Growth Capital	**$1,226**		

1. Represents Regency's 33.33% share; total projects costs are expected to be $100 million
2. Represents Regency's 60% share; total projects are expected to be $150 million
3. Represents Regency's 30% share; total project costs are $390 million, $917 million and $350 million respectively

Gathering and Processing: NLA

- Continue to see an increase in processable Cotton Valley volumes due to new horizontal drilling techniques used by producers



Arkansas
Louisiana
Texas
Dubach Expansion
Legend
Regency Plant Facility
RGP NLA
Regency Intrastate Gas System
Shale Play
Cotton Valley
Haynesville-Bossier
Brown Dense
1 inch = 16 miles

Dubach Expansion

- $75 million project will increase the processing capacity of the facility to 210 MMcf/d by adding an incremental 70 MMcf/d of cryogenic processing capacity and 20 MMcf/d of JT capacity
- Also includes construction of high-pressure gathering lines to bring production to the facility
- Expected completion: Q2 2013

Well-positioned to gather gas from the developing Brown Dense play

Gathering and Processing: West Texas

- New Ranch Joint Venture facilities will provide additional processing capacity for volume growth when operational later this year


Legend
Regency Plant Facility
New Construction
RGP Waha
Avalon-Bone Spring
Barnett-Woodford
Permian Delaware Basin
Compression/ Treating Operations
Texas
1 inch = 10 miles

Ranch Joint Venture[1]

- The JV includes construction of a 25 MMcf/d refrigeration plant which was operational as of June and a 100 MMcf/d cryogenic processing plant which is expected online in Q4 2012
- Regency's expected cost toward the $100 million project is $33 million

Expect further growth opportunities in the developing Avalon shale

1. On December 2, 2011, Ranch JV was formed by RGP, APM and CM, each owning 33.33% of the joint venture

Gathering and Processing: South Texas

- Volumes on the Eagle Ford Expansion Project grew 28% from the second quarter to the third quarter of 2012


Edwards
Real
Kerr
Kendall
Bandera
Comal
Hays
Caldwell
Guadalupe
Bexar
Kinney
Uvalde
Medina
Gonzales
Wilson
Texas
Zavala
Frio
Atascosa
Karnes
DeWitt
Goliad
Bee
Live Oak
La Salle
McMullen
Webb
Duval
Legend
Regency Plant Facility
New Construction
STX Gathering System
Pearsall
Eagle Ford Shale
Compression/ Treating Operations
1 inch = 18 miles

Eagle Ford Expansion Project

- Approximately $490 million project to provide gas and condensate gathering services
- Project to be phased in over next three years with entire expansion in service in early 2014

Edwards Lime Gathering JV Expansion[1]

- Expansion will increase system capacity to 160 MMcf/d and provide for additional crude transportation and stabilization capacity of 17,000 Bbls/d
- Regency's costs are expected to total $90 million[2]
- Expected completion: Q4 2012

Tilden Treating Plant Expansion

- $40 million expansion will provide incremental 60 MMcf/d of treating capacity
- Expected completion: Q2 2013

Expect volumes in south Texas to continue increasing, creating additional opportunities for growth

1. Regency owns a 60 percent interest in Edwards Lime and operates the assets on behalf of the joint venture. The remaining 40 percent interest is owned by Talisman Energy USA Inc. and Statoil Pipelines LLC
2. Total project costs are expected to be $150 million

Lone Star Expansion Plans


CO
KS
OK
TX
LA
MS
AL

West Texas Gateway NGL Pipeline

- Dramatic increase in drilling in the Permian Basin has highlighted the need for additional NGL takeaway capacity from west Texas

Refinery Services

- Pursuing expansion opportunities for the Refinery Services business to help refiners maximize operations

West Texas Gateway NGL Pipeline

- Provides access to new liquid takeaway and fractionation in the Eagle Ford Shale to enhance probability of installation of new processing facilities

Mont Belvieu

- Mont Belvieu assets positioned to expand as demand for fractionation capacity increases in the area
- Working to optimize storage mix at Mont Belvieu

Mont Belvieu Fractionator 1 – Highlights	
Capacity (Bbls/d)	100,000
Contracting Status	Fully Contracted

- ➢ Additional Y-grade liquids storage facilities to be developed
- ➢ $118 million project is on budget and on schedule to be in service in Q4 2012[1]

West Texas Gateway NGL Pipeline – Highlights	
Capacity (Bbls/d)	209,000
Miles of Pipeline	570
Contracting Status	75%

- ➢ $275 million project is on budget and on schedule to be in service in Q4 2012[1]

Mont Belvieu Fractionator 2 – Highlights	
Capacity (Bbls/d)	100,000
Contracting Status	70%

- ➢ $105 million project is on budget and on schedule to be in service in Q4 2013[1]

Expect Lone Star's EBITDA to increase significantly as projects come online and volumes ramp up in 2013

1 Represents Regency's 30% share; total projects costs are $390 million, $917 million and $350 million, respectively

Contract Compression

➢ Horsepower additions in liquids-rich plays are overcoming declines in dry gas regions

Growth Opportunities

- Set first units in Utica Shale during the third quarter
- Over 60,000 horsepower booked and expected to be deployed before the end of the year
- Expect to set first units in Granite Wash during the fourth quarter of 2012
- Expect utilization to be in the low 90% range by year end
- Majority of growth in 2013 will occur in liquids-rich regions


Barnett/Haynesville
Fayetteville & Marcellus/Utica
Permian/Avalon/ Bone Spring
Eagle Ford Shale
Gulf Coast
Northwest Region
North Region
Central Region
Gulf Coast Region
Southwest Region

Contract Treating

➢ Beginning to benefit from growth in wet-gas regions

Growth Opportunities

- Made substantial progress toward expanding product line in the first nine months of 2012
- Completed design, fabrication and installation of first condensate stabilizers and fuel gas conditioning
- Saw strong growth in number of coolers and JT skids booked and set during the third quarter
- Seeing an increase in treating service proposals for 2013
- Expect highest growth opportunities in 2013 to be in west, south and east Texas


Fayetteville
Barnett Shale
Permian/Avalon
/Bone Spring
Cotton Valley/
Haynesville/Bossier
Gulf Coast
Eagle Ford

Maintain Stable Cash Flows: Business Mix

- Goal is to maintain more than 80% fee-based margins

Adjusted Total Segment Margin


FY 2009
27%
2%
71%
FY 2010
21%
3%
76%
FY 2011
11%
6%
83%
FY 2012E
9%
9%
82%
Fee-based
Hedged Commodity
Un-hedged Commodity

Concluding Thoughts

Integrated Midstream Platform	➢ Strategic location of assets and diverse portfolio of services provide attractive options for producers
Fee-Based Cash Flows	➢ Diversity of cash flows reduces volatility and provides more predictable cash flow stream
Organic Growth Opportunities	➢ The majority of Regency's announced expansion projects are expected online in 2013
Acquisition Opportunities	➢ Management continues to consider strategic acquisitions to expand Regency's footprint
Strong General Partner	➢ Supportive relationship with Energy Transfer Equity which we believe will enable further growth

The completion of current expansion projects is expected to improve coverage ratios and position Regency for distribution growth

Appendix



Maintain Stable Cash Flows: DCF Sensitivities

REGENCY ENERGY PARTNERS

DCF Sensitivity to Commodity Price Changes - 2012[1]

Change in WTI Price ($/Bbl)

Change in Natural Gas Price ($/MMbtu)

	Decrease $10.00	Flat	Increase $10.00
Decrease $1.00	$ (1.7)M	$ (1.2)M	$ (0.7)M
Flat	$ (0.5)M	$ 0	$0.5M
Increase $1.00	$ 0.7M	$1.2M	$ 1.7M

- Regency has length in natural gas due to a concerted effort to minimize "keep-whole" exposure
- A $10.00 per Bbl movement in crude along with the same percentage change in NGL pricing would result in a $0.5 million change in Regency's forecasted 2012 DCF
- A $1.00 per MMbtu movement in natural gas pricing would result in a $1.2 million change in Regency's forecasted 2012 DCF
- $0.05/lb change in the price of olefins (ethylene & propylene) would result in a $0.5 million change in 2012 DCF

1 Sensitivities are for the balance of 2012

Maintain Stable Cash Flows: Comprehensive Hedging Program

- Utilize a comprehensive hedging program to mitigate exposure



C2 to C4 Equity Production vs. Hedged
Bbl/d
5,000
4,000
3,000
2,000
1,000
-
62%
84%
58%
55%
60%
46%
4%
4%
4%
4%
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Equity Production
Hedge Volume



C5+/Condensate Equity Production vs. Hedged
Bbl/d
1,000
800
600
400
200
-
81%
71%
64%
64%
66%
66%
17%
17%
17%
17%
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Equity Production
Hedge Volume



Natural Gas Production vs. Hedged
MMBtu/d
25,000
20,000
15,000
10,000
5,000
-
38%
35%
46%
43%
40%
43%
19%
19%
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Equity Production
Hedge Volume

- For 2012, approximately 17% of Regency's segment margin is currently subject to commodity exposure, of which approximately 8% is hedged

Maintain Stable Cash Flows: Comprehensive Hedging Program

REGENCY ENERGY PARTNERS

Executed Hedges by Product[1]

	2012		2013		2014	
	Bbls/d	Price ($/gal)	Bbls/d	Price ($/gal)	Bbls/d	Price ($/gal)
Ethane Swaps	762	$0.47	-	-	-	-
Ethane Puts[2,3]	302	$0.67	-	-	-	-
Propane	803	$1.14	218	$0.97	-	-
Normal Butane	483	$1.54	303	$1.62	125	$1.54
Natural Gasoline	245	$2.01	20	$2.27	-	-
	Bbls/d	Price ($/Bbl)	Bbls/d	Price ($/Bbl)	Bbls/d	Price ($/Bbl)
WTI	638	$92.47	775	$99.80	201	$98.17
	MMbtu/d	Price ($/MMbtu)	MMbtu/d	Price ($/MMbtu)	MMbtu/d	Price ($/MMbtu)
Natural Gas[3]	6,000	$5.03	12,000	$3.67	2,000	$3.93

Note: WTI prices in $/bbl; WTI Natural Gas prices in $/MMbtu; all other prices in $/gallon
[1] As of October 25, 2012
[2] Approximately 9.25¢/gallon and 9.875¢/gallon were spent respectively for Q3 2012 and Q4 2012 in Ethane Put Option premiums
[3] 3,000 MMbtu/d have been internally allocated to ethane, creating a synthetic put on approximately 1,000 Bbls/d

Non-GAAP Reconciliation

REGENCY ENERGY PARTNERS

	For the Year Ended December 31,	
	2011	2010
	(In thousands)	
Net cash flows provided by operating activities	$ 252,755	$ 169,207
Add (deduct):		
Depreciation and amortization, including debt issuance cost amortization and bond premium amortization	(174,620)	(128,686)
Write-off of debt issuance costs and bond premium	-	(258)
Amortization of excess fair value of unconsolidated affiliates	(5,947)	(3,410)
Income from unconsolidated affiliates	125,287	72,775
Derivative valuation change	20,456	(45,193)
Gain (loss) on asset sales, net	2,372	(571)
Unit-based compensation expenses	(2,610)	(13,897)
Trade accounts receivable, accrued revenues and related party receivables	8,328	11,673
Other current assets	(734)	(2,409)
Trade accounts payable, accrued cost of gas and liquids, related party payables, and deferred revenues	(22,221)	6,653
Other current liabilities	(9,590)	(9,761)
Distributions received from unconsolidated affiliates	(119,226)	(89,249)
Other assets and liabilities	159	2,608
Net income (loss)	$ 73,619	$ (10,918)
Add (deduct):		
Interest expense, net	102,474	82,971
Depreciation and amortization	168,584	122,725
Income tax expense (benefit)	665	956
EBITDA	$ 345,242	$ 195,734
Add (deduct):		
Non-cash (gain) loss from commodity and embedded derivatives	(17,919)	42,613
Non-cash unit-based compensation	2,610	13,727
(Gain) loss on asset sales, net	(2,372)	591
Income from unconsolidated affiliates	(119,580)	(89,365)
Partnership's interest in unconsolidated affiliates' adjusted EBITDA (1)(2)(3)	212,572	122,696
Loss on debt refinancing, net	-	17,528
Other (income) expense, net	(224)	3,432
Adjusted EBITDA	$ 422,369	$ 306,956
Add (deduct):		
Interest expense, excluding capitalized interest	(126,220)	(78,915)
Maintenance capital expenditures	(21,585)	(14,911)
Proceeds from asset disposal	24,024	10,912
Distribution to Series A Preferred Units	(7,780)	(7,790)
Other adjustments	(5,717)	(2,927)
Cash Available for Distribution	$ 285,091	$ 213,325
(1) 100% of HPC's Adjusted EBITDA and the Partnership's interest are calculated as follows:		
Net income	$ 109,186	$ 106,727
Add:		
Depreciation and amortization	34,810	21,797
Interest expense	1,265	526
Gain on insurance settlement	-	(242)
Loss on sale of asset, net	-	105
Other expense (income), net	16	16
HPC's Adjusted EBITDA	$ 145,277	$ 128,937
Ownership Interest	49.99%	49.23%
Partnership's interest in adjusted EBITDA	$ 72,672	$ 67,014
(2) 100% of MEP's Adjusted EBITDA and the Partnership's interest are calculated as follows:		
Net income	$ 85,229	$ 42,528
Add:		
Depreciation and amortization	69,548	40,103
Interest expense, net	51,515	28,959
MEP's Adjusted EBITDA	$ 206,292	$ 111,590
Ownership Interest	49.92%	49.90%
Partnership's interest in adjusted EBITDA	$ 102,059	$ 55,682
We acquired a 49.99% interest in MEP in May 2010.		
(3) 100% of Lone Star's Adjusted EBITDA is calculated as follows:		
Net income	$ 92,968	N/A
Add:		
Depreciation and amortization	33,228	N/A
Other income, net	(68)	N/A
Lone Star's Adjusted EBITDA	$ 126,128	N/A
Ownership Interest	30.00%	N/A
Partnership's interest in adjusted EBITDA	$ 37,841	N/A
We acquired a 30% interest in Lone Star in May 2011.		

Non-GAAP Reconciliation

	Nine Months Ended September 30, 2012	2011	2010
		($ in thousands)	
Net cash flows provided by operating activities	$ 180,925	$ 204,616	$ 127,962
Add (deduct):			
Depreciation and amortization, including debt issuance cost and bond premium	(148,912)	(127,079)	(96,130)
Write-off of debt issuance costs	-	-	(1,780)
Income from unconsolidated affiliates	87,196	86,821	45,747
Derivative valuation change	17,126	21,680	(28,842)
Loss on asset sales, net	(1,542)	(50)	(512)
Unit-based compensation expenses	(2,470)	(2,687)	(12,510)
Cash flow changes in current assets and liabilities:			
Trade accounts receivable, accrued revenues, and related party receivables	(10,779)	12,298	(2,028)
Other current assets	1,429	(196)	(2,419)
Trade accounts payable, accrued cost of gas and liquids, related party payables and deferred revenues	21,675	(20,667)	21,277
Other current liabilities	(7,159)	(24,853)	(16,428)
Distributions received from unconsolidated affiliates	(97,888)	(91,206)	(45,322)
Other assets and liabilities	178	61	925
Net Income (loss)	$ 56,773	$ 59,991	$ (6,995)
Add:			
Interest expense, net	86,058	72,583	62,181
Depreciation and amortization	142,519	122,695	95,508
Income tax expense (benefit)	89	(19)	1,099
EBITDA	$ 285,439	$ 256,215	$ 151,793
Add (deduct):			
Non-cash (gain) loss from commodity and embedded derivatives	(16,650)	(20,169)	22,691
Unit-based compensation expenses	2,470	2,687	12,341
Loss on asset sales, net	1,542	50	512
Loss on debt refinancing, net	7,820	-	1,780
Income from unconsolidated affiliates	(87,196)	(86,821)	(45,747)
Partnership's interest in unconsolidated affiliates' adjusted EBITDA (1)(2)(3)(4)	170,582	156,000	78,227
Other income, net	(1,682)	(413)	2,601
Adjusted EBITDA	$ 362,542	$ 307,469	$ 225,199
Add (deduct):			
Interest expense, excluding capitalized interest	(110,148)	(91,267)	(59,262)
Maintenance capital expenditures	(25,625)	(13,776)	(10,747)
Proceeds from asset sales	22,528	10,282	(5,828)
Distribution to Series A Preferred Units	(5,326)	(5,856)	10,756
Other adjustments	(2,310)	(2,961)	4,602
Cash Available for Distribution	$ 241,635	$ 202,772	$ 164,640
(1) 100% of HPC's Adjusted EBITDA and the Partnership's interest are calculated as follows:			
Net income (loss)	$ 55,390	$ 84,703	$ 70,640
Add:			
Depreciation and amortization	27,250	25,908	22,222
Impairment of property, plant and equipment	16,116	-	-
Interest expense, net	1,297	782	385
Other expense (income)	1,288	16	(127)
Adjusted EBITDA	$ 99,516	$ 11,367	$ 93,120
Ownership Interest	49.99%	49.99%	49.99%
Partnership's interest in adjusted EBITDA	$ 49,747	$ 55,680	$ 46,540
(2) 100% of MEP's Adjusted EBITDA and the Partnership's interest are calculated as follows:			
Net income (loss)	$ 42,906	$ 62,484	$ 26,419
Add:			
Depreciation and amortization	82,075	82,176	22,702
Interest expense, net	28,608	28,422	16,180
Other expense (income)	(8)	-	-
Adjusted EBITDA	$ 153,286	$ 153,482	$ 65,301
Ownership Interest	50%	49.9%	49.9%
Partnership's interest in adjusted EBITDA	$ 76,645	$ 76,604	$ 31,587
We acquired a 49.99% interest in MEP in May 2010			
(3) 100% of Lone Star's Adjusted EBITDA and the Partnership's interest are calculated as follows:			
Net income (loss)	$ 109,712	$ 58,910	N/A
Add:			
Depreciation and amortization	37,737	20,062	N/A
Other expense (income)	36	189	N/A
Adjusted EBITDA	$ 147,485	$ 79,122	N/A
Ownership Interest	30%	30%	N/A
Partnership's interest in adjusted EBITDA	$ 44,246	$ 23,736	N/A
We acquired a 30% interest in Lone Star in May 2011.			
(4) 100% of Ranch JV's Adjusted EBITDA and the Partnership's interest are calculated as follows:			
Net income (loss)	$ (921)	N/A	N/A
Add:			
Depreciation and amortization	758	N/A	N/A
Adjusted EBITDA	$ (163)	N/A	N/A
Ownership Interest	33.33%	N/A	N/A
Partnership's interest in adjusted EBITDA	$ (54)	N/A	N/A
We acquired a 33.33% interest in Ranch JV in December 2011.			

Non-GAAP Reconciliation

	Nine Months Ended September 30,	
	2012	2011
	($ in thousands)	
Net income	$ 56,773	$ 59,991
Add (deduct):		
Operation and maintenance	121,248	105,506
General and administrative	47,106	54,010
Loss on asset sales, net	1,542	50
Depreciation and amortization	142,519	122,695
Income from unconsolidated affiliates	(87,198)	(86,921)
Interest expense, net	86,058	73,548
Loss on debt refinancing, net	7,820	-
Other income and deductions, net	(25,549)	(20,105)
Income tax expense (benefit)	89	(19)
Total Segment Margin	**350,408**	**308,755**
Non-cash (gain) loss from commodity derivatives	(6,695)	606
Adjusted Total Segment Margin	**$ 343,713**	**$ 309,361**
Gathering and Processing Segment Margin	**$ 210,143**	**$ 169,011**
Non-cash (gain) loss from commodity derivatives	(6,695)	606
Adjusted Gathering and Processing Segment Margin	**203,448**	**169,617**
Contract Compression Segment Margin	**116,381**	**116,370**
Contract Treating Segment Margin	**23,239**	**21,594**
Corporate & Others Segment Margin	**15,604**	**14,582**
Inter-segment Eliminations	**(14,959)**	**(12,802)**
Adjusted Total Segment Margin	**$ 343,713**	**$ 309,361**